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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 4, 2002
                                                         ----------------



                                  EXPEDIA, INC.
          ------------------------------------------------------------
               (Exact Name of registrant as specified in charter)



                                   Washington
          ------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



                                    000-27429
          ------------------------------------------------------------
                            (Commission File Number)



                                   91-1996083
          ------------------------------------------------------------
                        (IRS Employer Identification No.)



                        13810 SE Eastgate Way, Suite 400
                               Bellevue, WA 98005
          ------------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (425) 564-7200
                                                           --------------


                                       N/A
          ------------------------------------------------------------



 -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 8.   Change in Fiscal Year
          ---------------------

     On February 1, 2002, Expedia's Board of Directors approved a change, effective February 4, 2002, in Expedia's fiscal year end from June 30 to December 31. The report on Form 10-K covering the transition period from July 1, 2001 through December 31, 2001 will be filed in accordance with the Securities and Exchange Commission filing requirements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EXPEDIA, INC.


                                         /s/  Gregory S. Stanger
                                      ------------------------------------------
                                      Name:   Gregory S. Stanger
                                      Title:  Sr. Vice President and
                                              Chief Financial Officer

Dated: February 13, 2002